SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2004

DANAHER CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-08089	59-1995548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2099 Pennsylvania Avenue, N.W.

Washington, D.C. 20006-1813

(Address of Principal Executive Offices and Zip Code)

(202) 828-0850

(Registrant’s telephone Number, including area code)

Not applicable

(Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 14, 2004, Danaher Corporation (the “Company”) announced via press release preliminary financial results for the quarter ended December 31, 2003.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.  This Form 8-K, the information contained herein, and the attached exhibit are furnished under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

		By:	/s/ Patrick W. Allender
			Name:	Patrick W. Allender
			Title:	Executive Vice President, Chief Financial Officer and Secretary

Dated:	January 14, 2004

Exhibit Index

Exhibit No.	Description

99.1	Press release — “Danaher Corporation Comments on Fourth Quarter Estimates”